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                   PROSPECTUS SUPPLEMENT DATED JANUARY 3, 2003


HARTFORD HLS FUNDS                                            CLASS IA SHARES
                                                              CLASS IB SHARES



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                             THIS SUPPLEMENT UPDATES

                HARTFORD HLS FUNDS PROSPECTUSES DATED MAY 1, 2002
                          AS SUPPLEMENTED JUNE 20, 2002

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HARTFORD BOND HLS FUND

Effective January 3, 2003, Nasri Toutoungi, a Senior Vice President of Hartford Investment Management Company, replaced Alison Granger as Portfolio Manager of the Hartford Bond HLS Fund. Mr. Toutoungi joined HIMCO in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.


HARTFORD HIGH YIELD HLS FUND

Effective January 3, 2003, Christine Mozonski and David Hillmeyer, each a Vice President of Hartford Investment Management Company, replaced Alison Granger as co-Portfolio Managers of the Hartford High Yield HLS Fund.

Ms. Mozonski joined HIMCO in June 1992 and has been an investment professional involved in trading and portfolio management since that time. Mr. Hillmeyer joined HIMCO in 1995 and has been an investment professional involved in trading and portfolio management since 1992.